Shareholders’ Equity (Details) - Schedule of share-based compensation the company recognized for share-based payments - Research and Development Expense [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Share-Based Compensation Arrangement by Share-Based Payment Award [Line Items]
Cost of revenues	$ 15	$ 16	$ 12
Sales and marketing	15	26	36
Research and development	109	67	151
General and administrative	177	120	173
Share based compensation	$ 316	$ 229	$ 372